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                                 EXHIBIT 23(a)



                        CONSENT OF INDEPENDENT AUDITORS



     We consent to the incorporation by reference into the Registration Statement (Form S-8) pertaining to the Wal-Mart Stores, Inc. Associate Stock Purchase Plan of 1996 of our report dated March 24, 1998, with respect to the consolidated financial statements of Wal-Mart Stores, Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended January 31, 1998 filed with the Securities and Exchange Commission.



                                                       /s/ ERNST & YOUNG, LLP



Tulsa, Oklahoma
September 4, 1998